CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the second amended Quarterly Report of Valley High Mining Company (the "Registrant") on Form 10-QSB/A-2 for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, John Michael Coombs, CEO, President, Chief Financial Officer, Chief Accounting Officer, and Chairman of the Board of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated: January 23, 2006                  /s/ John Michael Coombs
                                          -------------------------------
                                          John Michael Coombs,
                                          CEO, President, CFO, and Chairman of
                                          the Board